Exhibit 4.1

PAETEC Corp.

COMMON STOCK NUMBER	COMMON STOCK SHARES
C

___________________________	___________________________

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 695458 30 7

This certifies that ____________________________ is the owner of ___________________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF

PAETEC Corp.

(hereinafter, the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

THE FACSIMILE SIGNATURE OF	THE FACSIMILE SIGNATURE OF
Timothy J. Bancroft	Arunas A. Chesonis

[CORPORATE SEAL]

TREASURER	PRESIDENT

Countersigned and Registered:

WACHOVIA BANK, N.A.

Transfer Agent

and Registrar

BY

Authorized Signature

PAETEC Corp.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE CORPORATION SHALL FURNISH TO ANY HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SECURITIES OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	____________ Custodian ____________
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ___________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________ Shares
of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

___________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated __________________________

X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By
______________________________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.